PLAN INVESTMENT FUND, INC.
SUPPLEMENT DATED SEPTEMBER 26, 2008
TO THE PROSPECTUS DATED APRIL 29, 2008
Under the caption titled “INVESTMENTS,” on pages 7-8 of the Prospectus, the first paragraph following the words, “The Money Market Portfolio may:” is modified to read as follows:
1. Purchase bank obligations, such as certificates of deposit, bankers’ acceptances, bank notes and time deposits, issued or supported by the credit of U.S. branches of U.S. or foreign banks with assets of at least $1 billion, if such obligations meet the Portfolio’s maturity limitations and quality standards for corporate debt obligations.
SUPPLEMENT DATED SEPTEMBER 26, 2008
TO THE STATEMENT OF ADDITIONAL INFORMATION DATED APRIL 29, 2008
Under the caption titled “INVESTMENT AND BORROWING LIMITATIONS,” on page 4 of the Statement of Additional Information, the third paragraph is modified to read as follows:
Purchase any securities, which would cause 25% or more of the total assets of the respective Portfolio at the time of such purchase to be invested in the securities of issuers conducting their principal business activities in the same general industry. There is no limitation for the Portfolios with respect to investments in U.S. Government obligations or for the Money Market Portfolio in obligations of domestic branches of U.S. banks. (The Fund interprets “domestic branches of U.S. banks” for purposes of this investment limitation to include U.S. branches of foreign banks, if such branches are subject to the same regulation as U.S. banks.)
Under the caption titled “INVESTMENT ADVISOR AND SERVICE AGENT,” on page 12 of the Statement of Additional Information, the third paragraph is modified to read as follows:
BlackRock has agreed contractually to reduce the fees otherwise payable to it to the extent necessary to reduce the ordinary operating expenses of the Portfolios so that they individually do not exceed 0.30 of one percent (0.30%) of each Portfolio’s average daily net assets for the year. In addition, BlackRock and BCS have voluntarily agreed to waive fees such that the Government/REPO Portfolio ordinary operating expenses do not exceed 0.10 of one percent (0.10%) of average daily net assets. BlackRock has voluntarily agreed to waive fees such that total expenses charged to the Money Market Portfolio will not exceed 0.175 of one percent (0.175%) for that portion of the average daily net assets of the Money Market Portfolio up to $1 billion, 0.16 of one percent (0.16%) for that portion of the average daily net assets of the Money Market Portfolio between $1 billion and $2 billion, and 0.155 of one percent (0.155%) for that portion of the average daily net assets of the Money Market Portfolio above $2 billion. BCS has voluntarily agreed to a fee waiver of 0.01 of one percent (0.01%) of average daily net assets for the Money Market Portfolio. BlackRock and BCS expect to continue the foregoing voluntary fee waivers, but either of them may terminate any of its foregoing voluntary fee waivers upon 90 days written notice to the other party and the Fund.